UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2017
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

On October 22, 2017 the Board of Directors (the “Board”) of The Brink’s Company (the “Company”), upon recommendation of the Corporate Governance and Nominating Committee, appointed Daniel R. Henry as a non-employee director of the Company effective October 22, 2017.  The Board anticipates naming Mr. Henry to serve on one or more additional committees of the Board. As a non-employee director of the Company, Mr. Henry will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s annual proxy statement.

Departure of Mr. Peter A. Feld, Director

Mr. Peter A. Feld, who has served on the Board of Directors of The Brink’s Company since January 2016, informed the Company on October 21, 2017 of his intention to retire from the Board effective November 11, 2017. His decision to retire was not as a result of any disagreement with the Company or its management. The Company thanks Mr. Feld for his significant contributions during his tenure as a director.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 22, 2017, the Board amended Article V of the Bylaws of the Company to increase the number of persons serving on the Board. The description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended (with deletions indicated by strikeout and additions indicated by italicized and underlined text) attached as Exhibit 3(ii) and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 23, 2017, the company issued a press release related to the appointment of Daniel Henry to and the resignation of Peter Feld from the Company's Board of Directors. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective October 22, 2017
	99.1	Press Release, dated October 23, 2017, issued by The Brink’s Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: October 23, 2017	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective October 22, 2017
99.1	Press Release, dated October 23, 2017, issued by The Brink’s Company

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